UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

Brooklyn ImmunoTherapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10355 Science Center Drive, Suite 150 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 582-1199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.005 per share	BTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2022, Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (the “Company”), received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2022 (the “Quarterly Report”), the Company was no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing of the Company’s common stock on Nasdaq. However, if the Company fails to timely regain compliance with the Nasdaq Listing Rule, the Company’s common stock will be subject to delisting from Nasdaq.

Under Nasdaq rules, the Company has 60 calendar days, or until July 25, 2022, to either file the Quarterly Report or to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule (the “Compliance Plan”). If the Company does not file the Quarterly Report but submits a Compliance Plan, and Nasdaq accepts the Compliance Plan, then Nasdaq may grant Brooklyn up to 180 days from the prescribed due date, or until November 18, 2022, for filing the Quarterly Report to regain compliance. If Nasdaq does not accept the Compliance Plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company intends to file either the Quarterly Report or the Compliance Plan within the 60-day period described above.

Item 7.01	Regulation FD Disclosure.

On May 27, 2022, the Company issued a press release disclosing its receive of the Notice reference above.  A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Brooklyn ImmunoTherapeutics, Inc. dated May 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brooklyn ImmunoTherapeutics, Inc.

Dated: May 27, 2022	By:	/s/ Sandra Gurrola
Sandra Gurrola
Vice President, Finance